EXHIBIT 99.1

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS
Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the “Computational Materials”) are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

TERM SHEET
September 22, 2005

C-BASS
Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6
$[489,199,000] (Approximate)(1)
Subject to Revision

Class	Approx Size (1)	Coupon	WAL (yrs) (Call (5)/ Maturity )	Payment Window (Call (5)/ Maturity)	Payment Delay	Interest Accrual(2)	Expected Final Maturity (5)	Stated Final Maturity (6)	Expected Ratings (Fitch / Moody’s / S&P / DBRS (8))
Class AF-1	$216,458,000	Fixed (3), (4)	1.00 / 1.00	1 - 22 / 1 - 22	24	30/360	07/2007	09/2036	AAA / Aaa / AAA / AAA
Class AF-2	$58,080,000	Fixed (3), (4)	2.00 / 2.00	22 - 27 / 22 - 27	24	30/360	12/2007	09/2036	AAA / Aaa / AAA / AAA
Class AF-3	$76,700,000	Fixed (3), (4)	3.19 / 3.43	27 - 74 / 27 - 172	24	30/360	11/2011	09/2036	AAA / Aaa / AAA / AAA
Class AF-4	$39,026,000	Fixed (3), (4)	5.83 / 7.12	52 - 74 / 52 - 170	24	30/360	11/2011	09/2036	AAA / Aaa / AAA / AAA
Class M-1	$15,990,000	LIBOR + [ ] (3), (4)	4.73 / 5.19	48 - 74 / 48 - 144	0	Actual/360	11/2011	09/2036	AA+ / Aa1 / AA+ / AA(h)
Class M-2	$15,990,000	LIBOR + [ ] (3), (4)	4.56 / 5.01	44 - 74 / 44 - 138	0	Actual/360	11/2011	09/2036	AA+ / Aa2 / AA+ / AA(h)
Class M-3	$11,243,000	LIBOR + [ ] (3), (4)	4.46 / 4.89	43 - 74 / 43 - 132	0	Actual/360	11/2011	09/2036	AA+ / Aa3 / AA / AA
Class M-4	$8,494,000	LIBOR + [ ] (3), (4)	4.41 / 4.83	42 - 74 / 42 - 127	0	Actual/360	11/2011	09/2036	AA / A1 / AA / AA(l)
Class M-5	$8,245,000	LIBOR + [ ] (3), (4)	4.37 / 4.77	41 - 74 / 41 - 122	0	Actual/360	11/2011	09/2036	AA- / A2 / AA- / A(h)
Class M-6	$6,995,000	LIBOR + [ ] (3), (4)	4.34 / 4.72	40 - 74 / 40 - 117	0	Actual/360	11/2011	09/2036	A+ / A3 / A+ / A(h)
Class B-1 (7)	$7,995,000	LIBOR + [ ] (3), (4)	Information Not Provided Hereby					09/2036	A / Baa1 / A / A
Class B-2 (7)	$5,746,000	LIBOR + [ ] (3), (4)	Information Not Provided Hereby					09/2036	A- / Baa2 / A- / A(l)
Class B-3 (7)	$5,746,000	LIBOR + [ ] (3), (4)	Information Not Provided Hereby					09/2036	BBB+ / Baa3 / BBB+ / BBB (h)
Class B-4 (7)	$7,245,000	Fixed (3), (4)	Information Not Provided Hereby					09/2036	BBB / Ba1 / BBB / BBB
Class B-5 (7)	$5,246,000	Fixed (3), (4)	Information Not Provided Hereby					09/2036	BBB- / Ba2 / BBB- / BBB (l)
Total:	$489,199,000
(1)	The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2)	The Offered Certificates will be priced to the Optional Termination Date. The Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will settle flat. The Class AF-1, Class AF-2, Class AF-3, Class AF-4 Certificates and the Class B-4 and Class B-5 Certificates will settle with accrued interest, beginning on September 1, 2005.
(3)	The pass-through rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date. The certificate margin on each class of the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will equal 1.5 times its original certificate margin on the first Distribution Date after the first possible Optional Termination Date.
(4)	The Offered Certificates and the Subordinate Certificates will be subject to the applicable rate cap as described herein.
(5)	The Certificates will be priced at 23% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, which assumes 2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter). Assumes 10% optional termination occurs.
(6)	Latest maturity date for any mortgage loan plus one year.
(7)	The Subordinate Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Subordinate Certificates is solely to assist purchasers of the Offered Certificates.
(8)	The symbols (h) and (l) represent DBRS’s high and low subcategories, respectively.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

CONTACTS

Merrill Lynch
MBS/ABS Trading/Syndicate
Scott Soltas	212-449-3659	scott_soltas@ml.com
Charles Sorrentino	212-449-3659	charles_sorrentino@ml.com
Colin Sheen	212-449-3659	colin_sheen@ml.com
Charles Macintosh	212-449-3659	charles_macintosh@ml.com
Gregory Ikhilov	212-449-3659	gregory_ikhilov@ml.com
Roger Ashworth	212-449-3659	roger_ashworth@ml.com
Edgar Seah	+81 3 6225 7803	edgar_seah@ml.com

Global Asset Backed Finance
Matt Whalen	212-449-0752	matthew_whalen@ml.com
Paul Park	212-449-6380	paul_park@ml.com
Tim Loughlin	212-449-1646	timothy_loughlin@ml.com
Tom Saywell	212-449-2122	tom_saywell@ml.com
Alan Chan	212-449-8140	alan_chan@ml.com
Fred Hubert	212-449-5071	fred_hubert@ml.com
Alice Chu	212-449-1701	alice_chu@ml.com
Sonia Lee	212-449-5067	sonia_lee@ml.com
Keith Singletary	212-449-9431	keith_singletary@ml.com
Calvin Look	212-449-5029	calvin_look@ml.com
Yimin Ge	212-449-9401	yimin_ge@ml.com
Hoi Yee Leung	212-449-1901	hoiyee_leung@ml.com

Rating Agencies
Dominion Bond Ratings
Quincy Tang	212-635-3410	qtang@dbrs.com

Fitch Ratings
Rachel Brach	212-908-0224	rachel.brach@fitchratings.com

Moodys
Navneet Agarwal	212-553-3674	navneet.agarwal@moodys.com

Standard & Poors
Brian Weller	212-438-1934	brian_weller@standardandpoors.com

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Title of Certificates	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB6, consisting of:
- the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates (the “Senior Certificates” or the “Class A Certificates”)
- the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (the “Mezzanine Certificates”)
- the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (the “Subordinate Certificates”)
The Class A Certificates and the Mezzanine Certificates are collectively known as the “Offered Certificates”.

Lead Manager	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Co-Manager	Rabo Securities USA, Inc.

Depositor	Merrill Lynch Mortgage Investors, Inc.

Seller	Credit-Based Asset Servicing and Securitization LLC (“C-BASS”)

Servicer	Litton Loan Servicing LP, a subsidiary of the Seller.

Trustee	JPMorgan Chase Bank, N.A.

Custodian:	The Bank of New York

Cut-Off Date	September 1, 2005

Pricing Date	On or about September 23, 2005

Closing Date	On or about September 30, 2005

Distribution Dates	Distribution of principal and interest on the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in October 2005.

Payment Delay	With respect to the Senior Certificates and the Class B-4 and Class B-5 Certificates, 24 days. With respect to the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), 0 days.

Day Count	With respect to the Senior Certificates and the Class B-4 and Class B-5 Certificates, 30/360. With respect to the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), Actual/360.

ERISA Considerations	The Senior Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of such Certificates.

Legal Investment	The offered certificates will not constitute “mortgage-related securities” for the purposes of SMMEA.

Tax Status	For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a “real estate mortgage investment conduit” (“REMIC”).

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Optional Termination Date	Any Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10% or less than the aggregate Cut-off Date principal balance of the Mortgage Loans.

Monthly Servicer Advances	The Servicer is required to advance at least one business day prior to each Distribution Date scheduled principal and interest (net of the Servicing Fee) that were due during the related collection period that are not received by the related determination date until it deems such advance to be non-recoverable. The Servicer will not make any principal advances on REO properties and is not required to make any principal advances with respect to second lien mortgage loans. The Servicer is not obligated to make any advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the “Relief Act”) or similar state laws.

Mortgage Loans	The Mortgage Loans consist of 3,156 conforming and non-conforming, fixed rate and adjustable rate, conventional closed-end Mortgage Loans with an aggregate principal balance of approximately $499,698,839, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily 1-4 family properties and will be serviced by Litton Loan Servicing LP. The collateral information presented in this term sheet regarding the Mortgage Pool is as of September 1, 2005. Please see collateral tables herein for additional information.

Total Deal Size	Approximately $498,122,000.

Administrative Fees	The Servicer will be paid a servicing fee aggregating 50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans. The Trustee will be paid fees aggregating approximately 0.65 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

Credit Enhancements	1. Excess interest 2. Over-Collateralization 3. Subordination

Excess Interest	Excess interest cashflow will be available as credit enhancement.

Over-Collateralization Amount	On any Distribution Date, the over-collateralization amount (the “O/C Amount”) will equal the excess, if any, of (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period over (y) the aggregate certificate principal balance of all classes of Offered Certificates and the Subordinate Certificates (after taking into account all distributions of principal on such Distribution Date). On the Cut-Off Date, the O/C Amount will equal approximately 2.10% of the aggregate principal balance of the Mortgage Loans. To the extent the O/C Amount is reduced below the O/C Target Amount (i.e., 2.10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), excess cashflow will be directed to build O/C until the O/C Target Amount is restored.

Initial: Approximately 2.10% of Cut-Off Date balance
Target: 2.10% of Cut-Off Date balance before stepdown, 4.20% of current balance after stepdown
Floor: 0.50% of Cut-Off Date balance
(Preliminary and Subject to Revision)

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Subordination[1]	Classes Class A Class M-1 Class M-2 Class M-3 Class M-4 Class M-5 Class M-6 Class B-1 Class B-2 Class B-3 Class B-4 Class B-5	Rating (F/M/S/D)
AAA / Aaa / AAA / AAA
AA+ / Aa1 / AA+ / AA(h)
AA+ / Aa2 / AA+ / AA(h)
AA+ / Aa3 / AA / AA
AA / A1 / AA / AA(l)
AA- / A2 / AA- / A(h)
A+ / A3 / A+ / A(h)
A / Baa1 / A / A
A- / Baa2 / A- / A(l)
BBB+ / Baa3 / BBB+ / BBB (h)
BBB / Ba1 / BBB / BBB
BBB- / Ba2 / BBB- / BBB (l)	Subordination 21.90% 18.70% 15.50% 13.25% 11.55% 9.90% 8.50% 6.90% 5.75% 4.60% 3.15% 2.10%
[1]The subordination includes the initial O/C amount of 2.10%.

Class Sizes	Classes Class A Class M-1 Class M-2 Class M-3 Class M-4 Class M-5 Class M-6 Class B-1 Class B-2 Class B-3 Class B-4 Class B-5	Rating (F/M/S/D)
AAA / Aaa / AAA / AAA
AA+ / Aa1 / AA+ / AA(h)
AA+ / Aa2 / AA+ / AA(h)
AA+ / Aa3 / AA / AA
AA / A1 / AA / AA(l)
AA- / A2 / AA- / A(h)
A+ / A3 / A+ / A(h)
A / Baa1 / A / A
A- / Baa2 / A- / A(l)
BBB+ / Baa3 / BBB+ / BBB (h)
BBB / Ba1 / BBB / BBB
BBB- / Ba2 / BBB- / BBB (l)	Class Sizes 78.10% 3.20% 3.20% 2.25% 1.70% 1.65% 1.40% 1.60% 1.15% 1.15% 1.45% 1.05%

Interest Accrual	Interest will accrue on the Certificates at the applicable Pass-Through Rate.

	•	The first accrual period for the Senior Certificates and the Class B-4 Certificates and the Class B-5 Certificates will begin on September 1, 2005 and end on September 30, 2005. Interest in respect of a Distribution Date will accrue on such Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.

	•	Interest on the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 Certificates and the Class B-5 Certificates), will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

Realized Losses	Losses resulting from the liquidation of defaulted mortgage loans will first be applied to excess interest, if any, and will then reduce the level of the O/C amount. If there is no excess interest and no O/C amount, such losses will be allocated to the Mezzanine Certificates and the Subordinate Certificates in reverse order of seniority as follows: to Class B-5, Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1. Realized Losses will not be allocated to the Senior Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Special Hazard Losses	Special Hazard Losses are generally Realized Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) [1.00%] of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan and (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes (other than the Class A Certificates), pro rata, based on their respective Certificate Principal Balances.

Prepayment Interest Shortfall	For any Distribution Date, an amount equal to the interest at the mortgage interest rate for such Mortgage Loan (the “Mortgage Interest Rate”) (net of the related Servicing Fee) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied and ending on the last day of the prior calendar month. The Servicer will cover Prepayment Interest Shortfalls on Mortgage Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution Date. Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on Simple Interest Loans or second lien mortgage loans or shortfalls relating to principal prepayments in part.

Pass-Through Rates	•	On each Distribution Date, for the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, their respective fixed rate coupons and beginning on the first Distribution Date after the first possible Optional Termination Date, the respective fixed rate coupons plus 50bps, (y) the Net WAC Cap and (z) the Maximum Rate Cap

	•	The Class M-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-1 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-1 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

	•	The Class M-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-2 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-2 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

	•	The Class M-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-3 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-3 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

•	The Class M-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-4 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-4 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

•	The Class M-5 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-5 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-5 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

•	The Class M-6 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-6 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-6 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

•	The Class B-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class B-1 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-1 Margin, (y) the Net WAC Cap and (z) Maximum Rate Cap.

•	The Class B-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class B-2 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-2 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

•	The Class B-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class B-3 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-3 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

•	On each Distribution Date for the Class B-4 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 50bps, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

•	On each Distribution Date for the Class B-5 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 50bps, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Maximum Rate Cap	The Maximum Rate Cap for any Distribution Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest that would have accrued on the Mortgage Loans at their maximum lifetime mortgage interest rates for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, and in the case of the Mezzanine Certificates, and the Class B-1, Class B-2 and Class B-3 Certificates, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

Net WAC Cap	The Net WAC Cap for any Distribution Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, expressed in the case of the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Shortfall Reimbursement	If on any Distribution Date the pass-through rate on any class or classes of the Senior Certificates, the Mezzanine Certificates or the Subordinate Certificates is limited by the Net WAC Cap, the amount of such interest that would have been distributed if the pass-through rate on the related class or classes of the Senior Certificates, the Mezzanine Certificates or the Subordinate Certificates had not been so limited by the Net WAC Cap, up to but not exceeding the Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the related pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as “Carryover”). Such reimbursement will be paid only on a subordinated basis. No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.

Cap Contract	The trust fund will own a one-month LIBOR cap contract purchased for the benefit of the Mezzanine Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR (subject to a cap on the cap contract) exceeds the lower collar with respect to such Distribution Date shown in the Cap Contract Schedule appearing herein. Payments received on the cap contract will be available to pay interest to the holders of the Mezzanine Certificates, up to the amount of interest shortfalls on such Certificates to the extent attributable to rates in excess of the Rate Cap, as described herein.

	Classes	Number of Months	Beginning Distribution Date	1ML Strike, Upper Collar
	Mezzanine Certificates	33	October 2005	[9.440]%

With respect to any Distribution Date, the notional balance of the cap contract will equal the lesser of (i) the notional balance shown in the Cap Contract Schedule appearing herein and (ii) the outstanding certificate principal balance of the relevant Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Cashflow Priority	1.	Repayment of any unreimbursed Servicer advances.
<Preliminary and Subject	2.	Administrative Fees.
to Revision>	3.	Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months concurrently (i) pro rata to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates from available interest funds, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4 Certificates and then to the Class B-5 Certificates.
	4.	Available principal funds as described under “PRINCIPAL PAYDOWN”, as follows: monthly principal to the Class A Certificates, then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, and then monthly principal to the Class B-5 Certificates.
	5.	Excess interest in the order as described under “PRINCIPAL PAYDOWN” if necessary to restore O/C to the required level.
	6.	Remaining excess interest to pay subordinate principal shortfalls.
	7.	Remaining excess interest to pay Carryover resulting from the imposition of the Net WAC Cap.
	8.	Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates, or the Subordinate Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS C-BASS 2005-CB6

PRINCIPAL PAYDOWN

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:
i)	The Stepdown Date has occured; and
i)	A Trigger Event does not exist.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

All of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level (the “Principal Distribution Amount”) will be paid to the Senior Certificates. Amounts allocated to the Senior Certificates shall be paid as follows: (i) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then (ii) sequentially to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, with all amounts paid to the Class AF-1 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-2 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-3 Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class AF-4 Certificates until its Certificate principal balance has been reduced to zero; provided however, in the event that certificate principal balance of the Mezzanine Certificates and the Subordinate Certificates have been reduced to zero, amounts allocated to the Senior Certificates will be distributed prorata by reference to the certificate principal balance of the respective classes of Senior Certificates.

“Class AF-4 Lockout Distribution Amount” means, for any Distribution Date, the product of (x) the Class AF-4 Lockout Distribution Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AF-4 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class AF-4 Lockout Distribution Amount for a Distribution Date exceed the principal distribution amount for that Distribution Date or the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date.

“Class AF-4 Pro Rata Distribution Amount” means, for any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Senior Certificates immediately prior to that Distribution Date and (y) the principal distribution amount for that Distribution Date.

“Class AF-4 Lockout Distribution Percentage” means, for a Distribution Date in any period listed in the table below, the applicable percentage listed opposite such period:

Distribution Dates	Lockout Percentage
October 2005 through and including September 2008	0%
October 2008 through and including September 2010	45%
October 2010 through and including September 2011	80%
October 2011 through and including September 2012	100%
October 2012 and thereafter	300%

After the aggregate Certificate principal balance of the Senior Certificates has been reduced to zero, the principal distribution amount will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS C-BASS 2005-CB6

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Senior Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates, eleventh to the Class B-4 Certificates and twelfth to the Class B-5 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

	Class A	43.80%*
	Class M-1	37.40%*
	Class M-2	31.00%*
	Class M-3	26.50%*
	Class M-4	23.10%*
	Class M-5	19.80%*
	Class M-6	17.00%*
	Class B-1	13.80%*
	Class B-2	11.50%*
	Class B-3	9.20%*
	Class B-4	6.30%*
	Class B-5	4.20%*
*includes overcollateralization

Step Down Date	The later to occur of (x) the earlier to occur of (a) the Distribution Date in October 2008 and (b) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 43.80%.

Senior Enhancement Percentage	On any Distribution Date, is the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the O/C Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the principal balance of the Mortgage Loans as of the last day of the related collection period.

TRIGGER EVENT <Preliminary and Subject to Revision>	Is in effect on a Distribution Date if any one of the following conditions exist as of the last day of the immediately preceding collection period:

	i.	The “Rolling Six Month 60+ Day Delinquency Percentage” equals or exceeds [33.60]% of the Senior Enhancement Percentage; or

	ii.	The aggregate amount of realized losses incurred since the Cut-Off Date through the last day of such preceding collection period divided by the initial pool balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

	Distribution Date Occurring	Loss Percentage
	October 2007 – September 2008	[1.35]%
	October 2008 – September 2009	[3.00]%
	October 2009 – September 2010	[4.75]%
	October 2010 – September 2011	[6.10]%
	October 2011 and thereafter	[6.85]%

60+ Day Delinquent Loan	Each Mortgage Loan with respect to which any portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS C-BASS 2005-CB6

Rolling Six Month 60+ Day Delinquency Percentage	With respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate principal balance of Mortgage Loans that are 60+ Day Delinquent Loans as of the end of the day immediately preceding such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

Prospectus	The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus
Supplement (together, the “Prospectus”). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The forgoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

Mortgage Loan Tables	The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

C-BASS Series 2005-CB6
Total Mortgage Loan Characteristics Summary Report

Summary	Total	Minimum	Maximum

Aggregate Current Principal Balance	$499,698,839.31
Number of Mortgage Loans	3,156
(1)Average Outstanding Principal Balance	$158,332.97	$5,467.96	$1,039,956.67
(1)Average Original Loan Balance	$159,068.36	$9,303.00	$1,040,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio	81.08%	3.63%	124.58%
(1)Weighted Average Loan Rate	7.177%	4.000%	14.990%
(1),(4)Weighted Average Gross Margin	6.032%	2.250%	10.125%
(1),(4),(5)Weighted Average Initial Periodic Cap	3.030%	1.000%	6.000%
(1),(4)Weighted Average Subsequent Periodic Cap	1.090%	1.000%	2.250%
(1),(2),(4),(5)Weighted Average Minimum Interest Rate	6.836%	2.250%	12.500%
(1),(4)Weighted Average Maximum Interest Rate	12.998%	9.500%	19.000%
(1)Weighted Average Original Term to Maturity (months)	345	57	360
(1)Weighted Average Remaining Term to Stated Maturity (months)	340	31	360
(1),(4),(5)Weighted Average Term to Roll (months)	25	1	116
(1),(3),(5)Weighted Average Credit Score	645	451	813

(1)Average or Weighted Average reflected in Total.
(2)72.00% of the Adjustable Rate Mortgage Loans have minimum interest rates.
(3)99.83% of the Mortgage Loans have Credit Scores.
(4)Adjustable Rate Mortgage Loans only.
(5)Non-zero Weighted Average and Minimum value.

	Range	Percent of Cut-off Date Principal Balance

Product Type	Fully Amortizing	91.91%
	Balloon Payment	8.09%

Lien	First	92.41%
	Second	7.59%

Adjustment Type	Fixed	18.34%
	ARM	81.66%

Payment Type	Actuarial	54.17%
	Interest Only	45.83%
	Simple Interest	0.00%

Index (ARM Loans Only)	6 Month LIBOR	99.61%
	Other Indices	0.39%

Geographic Distribution	California	28.65%
	Florida	17.33%
	Nevada	6.71%
	Virginia	5.26%
	Arizona	4.90%

Largest Zip Code Concentration	33177	0.47%

Sub-prime Loans		51.11%

Seller Financed Loans		1.26%

Loans with Borrower PMI		0.00%

Loans with Prepayment Penalties		85.82%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Principal Balance

Principal Balance Outstanding	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
$1 to $50,000	668	$22,496,155.74	4.50%
$50,001 to $100,000	574	41,773,483.18	8.36
$100,001 to $150,000	511	63,900,526.90	12.79
$150,001 to $200,000	434	76,012,054.65	15.21
$200,001 to $250,000	337	75,686,763.66	15.15
$250,001 to $300,000	242	65,795,970.92	13.17
$300,001 to $350,000	159	51,728,604.07	10.35
$350,001 to $400,000	109	40,673,759.54	8.14
$400,001 to $450,000	49	20,787,303.87	4.16
$450,001 to $500,000	27	12,905,176.14	2.58
$500,001 to $550,000	11	5,778,620.63	1.16
$550,001 to $600,000	18	10,449,630.08	2.09
$600,001 to $650,000	7	4,350,762.01	0.87
$650,001 to $700,000	5	3,350,168.48	0.67
$700,001 to $750,000	3	2,174,902.77	0.44
$750,001 to $800,000	1	795,000.00	0.16
$1,000,001 or greater	1	1,039,956.67	0.21
Total:	3,156	$499,698,839.31	100.00%

Credit Score

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
Not Available (1)	14	$872,145.65	0.17%
441 to 460	6	1,137,179.63	0.23
461 to 480	21	2,896,661.48	0.58
481 to 500	43	6,594,800.56	1.32
501 to 520	79	10,660,692.86	2.13
521 to 540	101	18,189,776.40	3.64
541 to 560	132	20,536,363.90	4.11
561 to 580	139	25,011,001.14	5.01
581 to 600	224	35,835,613.93	7.17
601 to 620	329	44,738,499.93	8.95
621 to 640	461	63,590,016.29	12.73
641 to 660	393	60,951,997.90	12.20
661 to 680	358	56,513,837.08	11.31
681 to 700	263	41,939,952.72	8.39
701 to 720	212	35,972,747.46	7.20
721 to 740	167	32,864,242.83	6.58
741 to 760	108	21,672,282.01	4.34
761 to 780	68	12,644,797.93	2.53
781 to 800	31	5,972,530.64	1.20
801 to 820	7	1,103,698.97	0.22
Total:	3,156	$499,698,839.31	100.00%

(1) Mortgage loans indicated as having a Credit Score that is “not available” include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Original Term to Maturity

Original Term to Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
49 to 60	4	$129,658.75	0.03%
61 to 72	1	14,348.35	0.00
73 to 84	1	22,171.19	0.00
85 to 96	2	43,470.81	0.01
97 to 108	1	26,205.56	0.01
109 to 120	19	914,803.88	0.18
121 to 132	1	36,443.65	0.01
133 to 144	6	177,910.48	0.04
145 to 156	2	55,519.30	0.01
157 to 168	1	54,428.26	0.01
169 to 180	783	37,577,564.26	7.52
181 to 192	1	40,501.92	0.01
193 to 204	1	40,073.91	0.01
229 to 240	39	2,603,477.01	0.52
241 to 252	2	100,261.60	0.02
265 to 276	1	45,588.20	0.01
277 to 288	1	49,679.92	0.01
289 to 300	8	464,639.79	0.09
301 to 312	5	378,081.40	0.08
313 to 324	1	138,958.22	0.03
337 to 348	4	353,214.85	0.07
349 to 360	2,272	456,431,838.00	91.34
Total:	3,156	$499,698,839.31	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Remaining Term to Stated Maturity

Remaining Term to Stated Maturity (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
25 to 36	1	$7,987.33	0.00%
37 to 48	7	146,524.45	0.03
49 to 60	6	156,237.30	0.03
61 to 72	3	109,123.53	0.02
73 to 84	2	64,632.40	0.01
85 to 96	2	47,061.92	0.01
97 to 108	26	1,666,931.45	0.33
109 to 120	8	465,300.46	0.09
121 to 132	4	145,087.77	0.03
133 to 144	4	597,619.06	0.12
145 to 156	3	114,279.56	0.02
157 to 168	15	599,270.59	0.12
169 to 180	747	35,205,485.83	7.05
181 to 192	1	167,231.45	0.03
193 to 204	2	96,858.07	0.02
217 to 228	8	360,379.32	0.07
229 to 240	30	2,051,156.62	0.41
265 to 276	1	51,188.24	0.01
277 to 288	98	7,608,163.52	1.52
289 to 300	6	493,425.63	0.10
301 to 312	7	1,086,441.78	0.22
313 to 324	9	1,494,513.75	0.30
325 to 336	14	1,422,181.92	0.28
337 to 348	29	3,363,126.86	0.67
349 to 360	2,123	442,178,630.50	88.49
Total:	3,156	$499,698,839.31	100.00%

Property Type

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
Single Family	2,201	$341,872,227.34	68.42%
Planned Unit Development	497	90,592,340.69	18.13
Condominium	238	30,604,922.36	6.12
2-Family	107	17,492,846.79	3.50
3-Family	49	9,886,027.33	1.98
4-Family	27	6,171,048.38	1.23
Manufactured Housing	22	1,858,081.30	0.37
Townhouse	15	1,221,345.12	0.24
Total:	3,156	$499,698,839.31	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
Primary	2,932	$466,566,511.09	93.37%
Investment	195	28,291,508.65	5.66
Second Home	29	4,840,819.57	0.97
Total:	3,156	$499,698,839.31	100.00%

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
Purchase	1,874	$269,506,193.57	53.93%
Equity Refinance	1,185	215,756,376.78	43.18
Rate/Term Refinance	97	14,436,268.96	2.89
Total:	3,156	$499,698,839.31	100.00%

Current Mortgage Loan Rate

Range of Current Mortgage Loan Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
3.501% to 4.000%	1	$19,465.65	0.00%
4.001% to 4.500%	1	83,504.01	0.02
4.501% to 5.000%	13	2,900,079.81	0.58
5.001% to 5.500%	56	14,555,377.83	2.91
5.501% to 6.000%	287	71,654,849.61	14.34
6.001% to 6.500%	425	100,638,895.18	20.14
6.501% to 7.000%	539	111,421,980.55	22.30
7.001% to 7.500%	318	59,204,212.48	11.85
7.501% to 8.000%	277	46,720,553.62	9.35
8.001% to 8.500%	168	26,831,468.74	5.37
8.501% to 9.000%	150	16,748,258.49	3.35
9.001% to 9.500%	117	9,488,557.27	1.90
9.501% to 10.000%	231	12,700,024.37	2.54
10.001% to 10.500%	135	7,097,734.87	1.42
10.501% to 11.000%	203	10,030,186.78	2.01
11.001% to 11.500%	93	3,678,673.45	0.74
11.501% to 12.000%	66	3,026,064.40	0.61
12.001% to 12.500%	28	1,071,242.63	0.21
12.501% to 13.000%	24	1,115,095.24	0.22
13.001% to 13.500%	6	163,465.87	0.03
13.501% to 14.000%	15	460,844.91	0.09
14.001% to 14.500%	2	64,716.23	0.01
14.501% to 15.000%	1	23,587.32	0.00
Total:	3,156	$499,698,839.31	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Current Combined Loan-to-Value Ratio

Range of Current Combined Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
0.01% to 10.00%	1	$83,504.01	0.02%
20.01% to 30.00%	6	433,961.33	0.09
30.01% to 40.00%	19	2,161,644.96	0.43
40.01% to 50.00%	46	6,060,560.89	1.21
50.01% to 60.00%	79	12,318,245.62	2.47
60.01% to 70.00%	209	38,885,800.62	7.78
70.01% to 80.00%	1310	276,486,921.93	55.33
80.01% to 90.00%	511	97,169,933.24	19.45
90.01% to 100.00%	952	64,882,016.31	12.98
100.01% to 110.00%	21	943,197.61	0.19
110.01% to 120.00%	1	73,728.93	0.01
120.01% to 130.00%	1	199,323.86	0.04
Total:	3,156	$499,698,839.31	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Geographic Distribution

State or Territory	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
California	623	$143,157,020.42	28.65%
Florida	604	86,607,684.19	17.33
Nevada	165	33,511,663.20	6.71
Virginia	139	26,267,242.03	5.26
Arizona	158	24,501,179.89	4.90
New York	85	17,151,993.71	3.43
Washington	101	16,000,635.87	3.20
Maryland	73	14,215,749.48	2.84
Oregon	88	11,851,438.89	2.37
Illinois	83	11,155,314.21	2.23
Pennsylvania	91	9,790,350.15	1.96
New Jersey	42	8,396,979.47	1.68
Michigan	84	8,385,722.42	1.68
Georgia	74	7,254,690.59	1.45
Massachusetts	49	6,859,352.37	1.37
North Carolina	59	6,719,532.32	1.34
Colorado	44	6,495,617.21	1.30
Rhode Island	36	5,796,226.45	1.16
Utah	38	5,738,175.97	1.15
Texas	93	5,611,693.93	1.12
Tennessee	49	4,345,920.86	0.87
Missouri	48	4,330,992.77	0.87
Ohio	46	4,010,543.24	0.80
Connecticut	30	3,894,065.79	0.78
Indiana	51	3,652,798.36	0.73
Wisconsin	33	3,222,664.01	0.64
Minnesota	17	2,355,688.64	0.47
Kentucky	22	2,296,981.28	0.46
Idaho	18	2,024,292.54	0.41
Delaware	8	1,842,272.94	0.37
Hawaii	4	1,797,911.12	0.36
South Carolina	12	1,729,069.06	0.35
New Hampshire	12	1,450,991.81	0.29
Alabama	12	1,059,109.07	0.21
District of Columbia	3	786,656.70	0.16
Arkansas	6	740,913.99	0.15
Iowa	8	673,850.04	0.13
Oklahoma	12	665,299.31	0.13
West Virginia	5	544,858.47	0.11
Kansas	5	522,203.49	0.10
Alaska	4	516,298.35	0.10
Maine	3	495,501.07	0.10
New Mexico	8	446,864.72	0.09
Louisiana	3	253,441.29	0.05
Mississippi	2	210,013.63	0.04
South Dakota	1	108,000.00	0.02
Vermont	1	101,080.37	0.02
Wyoming	2	84,432.70	0.02
Nebraska	2	67,860.92	0.01
Total:	3,156	499,698,839.31	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Loan Documentation

Documentation Level	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
Stated Income	1,441	$243,005,397.01	48.63%
Full Documentation	1,449	224,661,125.99	44.96
No Documentation	150	14,837,182.37	2.97
Limited Documentation	45	9,540,698.79	1.91
Alternate Documentation	70	7,623,559.86	1.53
Streamlined Documentation	1	30,875.29	0.01
Total:	3,156	$499,698,839.31	100.00%

Performance Status

Performance Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
Current	3,156	$499,698,839.31	100.00%
Total:	3,156	$499,698,839.31	100.00%

Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
6 months	22	$4,037,079.20	0.81%
12 months	205	39,360,489.72	7.88
20 months	1	255,655.31	0.05
24 months	1,365	254,312,269.03	50.89
25 months	1	344,000.00	0.07
30 months	7	1,048,465.40	0.21
35 months	1	192,319.09	0.04
36 months	736	119,035,788.64	23.82
60 months	77	10,256,228.23	2.05
No Prepayment Penalty	741	70,856,544.69	14.18
Total:	3,156	$499,698,839.31	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Gross Margin

Range of Gross Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
2.001% to 2.500%	20	$4,066,977.89	1.00%
2.501% to 3.000%	48	10,091,911.85	2.47
3.001% to 3.500%	47	10,504,117.43	2.57
3.501% to 4.000%	17	2,891,954.70	0.71
4.001% to 4.500%	33	7,340,355.57	1.80
4.501% to 5.000%	111	27,736,056.09	6.80
5.001% to 5.500%	202	50,515,352.80	12.38
5.501% to 6.000%	364	83,731,345.09	20.52
6.001% to 6.500%	365	78,550,129.95	19.25
6.501% to 7.000%	327	64,997,534.44	15.93
7.001% to 7.500%	167	32,828,560.37	8.05
7.501% to 8.000%	101	18,225,138.35	4.47
8.001% to 8.500%	67	9,614,523.85	2.36
8.501% to 9.000%	40	4,753,535.65	1.16
9.001% to 9.500%	15	1,323,704.31	0.32
9.501% to 10.000%	7	665,629.51	0.16
10.001% to 10.500%	1	209,652.63	0.05
Total:	1,932	$408,046,480.48	100.00%

Initial Periodic Rate Cap

Initial Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
1.000%	23	$3,399,205.79	0.83%
1.500%	4	564,595.25	0.14
2.000%	39	6,907,116.55	1.69
3.000%	1,815	386,095,117.18	94.62
5.000%	33	6,717,256.51	1.65
6.000%	18	4,363,189.20	1.07
Total:	1,932	$408,046,480.48	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Subsequent Periodic Rate Cap

Subsequent Periodic Rate Cap	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
1.000%	1,566	$342,518,380.19	83.94%
1.500%	336	58,197,729.39	14.26
2.000%	29	6,856,370.90	1.68
2.250%	1	474,000.00	0.12
Total:	1,932	$408,046,480.48	100.00%

Maximum Mortgage Rate

Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
9.001% to 9.500%	1	$83,504.01	0.02%
10.001% to 10.500%	7	1,298,506.66	0.32
10.501% to 11.000%	33	8,447,777.06	2.07
11.001% to 11.500%	83	20,999,842.69	5.15
11.501% to 12.000%	241	60,615,710.31	14.86
12.001% to 12.500%	320	75,379,004.93	18.47
12.501% to 13.000%	367	81,262,502.35	19.92
13.001% to 13.500%	212	44,368,059.29	10.87
13.501% to 14.000%	210	39,960,438.06	9.79
14.001% to 14.500%	140	26,631,894.57	6.53
14.501% to 15.000%	115	22,463,855.20	5.51
15.001% to 15.500%	82	13,884,032.04	3.40
15.501% to 16.000%	56	6,334,016.87	1.55
16.001% to 16.500%	29	2,845,037.42	0.70
16.501% to 17.000%	18	1,918,170.86	0.47
17.001% to 17.500%	8	799,324.33	0.20
17.501% to 18.000%	5	498,571.70	0.12
18.001% to 18.500%	2	86,452.12	0.02
18.501% to 19.000%	3	169,780.01	0.04
Total:	1,932	$408,046,480.48	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Minimum Mortgage Rate

Range of Minimum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
No Minimum Rate	492	$114,235,032.38	28.00%
2.001% to 2.500%	7	2,262,816.73	0.55
2.501% to 3.000%	3	539,523.06	0.13
3.001% to 3.500%	9	1,986,520.31	0.49
3.501% to 4.000%	9	1,474,680.40	0.36
4.001% to 4.500%	4	733,945.69	0.18
4.501% to 5.000%	10	2,886,152.56	0.71
5.001% to 5.500%	28	6,471,188.79	1.59
5.501% to 6.000%	168	39,717,440.42	9.73
6.001% to 6.500%	254	60,197,664.17	14.75
6.501% to 7.000%	361	76,208,331.18	18.68
7.001% to 7.500%	200	39,054,415.69	9.57
7.501% to 8.000%	141	27,399,124.93	6.71
8.001% to 8.500%	94	16,270,596.85	3.99
8.501% to 9.000%	73	10,065,666.54	2.47
9.001% to 9.500%	35	4,187,771.88	1.03
9.501% to 10.000%	19	1,968,022.22	0.48
10.001% to 10.500%	9	938,240.72	0.23
10.501% to 11.000%	6	695,994.07	0.17
11.001% to 11.500%	6	537,825.56	0.13
11.501% to 12.000%	1	45,746.32	0.01
12.001% to 12.500%	3	169,780.01	0.04
Total:	1,932	$408,046,480.48	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6 TOTAL COLLATERAL SUMMARY

Next Loan Rate Adjustment Month

Next Loan Rate Adjustment Month	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Aggregate Principal Balance of the Total Mortgage Loans Outstanding
October 2005	4	$310,108.37	0.08%
November 2005	3	326,133.96	0.08
December 2005	11	2,269,309.30	0.56
January 2006	10	1,373,197.76	0.34
February 2006	7	635,212.08	0.16
March 2006	18	1,908,342.15	0.47
April 2006	4	604,434.59	0.15
May 2006	1	232,000.00	0.06
July 2006	1	248,000.00	0.06
August 2006	2	215,086.69	0.05
September 2006	3	589,023.11	0.14
October 2006	2	200,810.33	0.05
November 2006	2	725,595.86	0.18
December 2006	4	1,023,318.80	0.25
January 2007	3	1,203,178.59	0.29
February 2007	1	51,745.78	0.01
March 2007	3	895,159.21	0.22
April 2007	28	6,133,762.86	1.50
May 2007	186	37,232,370.42	9.12
June 2007	137	28,053,480.24	6.88
July 2007	611	140,903,807.24	34.53
August 2007	334	79,691,215.56	19.53
September 2007	8	1,912,500.00	0.47
October 2007	1	240,000.00	0.06
December 2007	1	295,482.46	0.07
February 2008	2	531,612.08	0.13
April 2008	42	7,047,645.32	1.73
May 2008	276	45,337,134.95	11.11
June 2008	26	5,078,375.74	1.24
July 2008	47	10,085,825.73	2.47
August 2008	65	13,211,712.59	3.24
September 2008	1	320,000.00	0.08
October 2009	1	308,000.00	0.08
April 2010	2	175,240.00	0.04
May 2010	7	1,603,036.76	0.39
June 2010	23	4,596,295.01	1.13
July 2010	13	2,464,836.68	0.60
August 2010	39	9,037,890.29	2.21
September 2010	1	258,000.00	0.06
June 2012	1	475,800.00	0.12
May 2015	1	241,799.97	0.06
Total:	1,932	$408,046,480.48	100.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Assumed Mortgage Pool
Adjustable Rate Mortgage Loans

Principal Balance($)	Mortgage Interest Rate(%)	Net Mortgage Interest Rate(%)	Original Term (months)	Original Amortization Term (Less Interest- Only Term) (months)	Loan Age (months)	Original Interest Only Term (months)	Index	Gross Margin(%)	Lifetime Cap(%)	Lifetime Floor(%)	Rate Adjustment Frequency (months)	Next Adjustment Date (months)	Initial Rate Cap (%)	Periodic Rate Cap (%)	Prepayment Term (months)
477,486.93	8.5333	8.0268	360	480	2	0	6 Month LIBOR	6.554	14.533	8.533	6	27	3.000	1.000	0
3,318,663.14	7.2777	6.7712	360	480	2	0	6 Month LIBOR	6.432	13.278	7.278	6	22	3.000	1.000	24
439,632.36	6.6818	6.1753	360	480	2	0	6 Month LIBOR	6.463	12.682	6.682	6	22	3.000	1.000	36
83,504.01	4.5000	3.9935	360	360	28	0	1 Year LIBOR	2.250	9.500	2.250	12	32	5.000	2.000	0
45,746.32	11.6250	11.1185	360	360	78	0	6 Month LIBOR	6.250	18.125	11.625	6	6	2.000	1.000	0
10,285,135.24	8.1870	7.6805	360	360	16	0	6 Month LIBOR	6.077	14.351	7.297	6	17	2.727	1.084	0
10,105,373.84	7.1325	6.6260	360	360	3	0	6 Month LIBOR	6.409	13.254	6.845	6	21	2.921	1.046	12
255,655.31	8.0000	7.4935	360	360	2	0	6 Month LIBOR	7.000	15.000	7.000	6	22	3.000	1.000	20
89,105,275.18	7.0680	6.5615	360	360	3	0	6 Month LIBOR	6.335	13.176	6.846	6	21	2.985	1.062	24
5,599,737.97	7.2474	6.7409	360	360	5	0	6 Month LIBOR	6.260	13.649	6.579	6	20	2.867	1.026	36
805,705.86	7.0430	6.5365	360	360	3	0	6 Month LIBOR	4.546	12.824	4.681	6	21	3.000	1.000	6
1,511,656.38	7.5488	7.0423	360	360	2	0	6 Month LIBOR	7.299	13.549	7.549	6	22	3.000	1.000	60
11,955,453.08	7.7727	7.2662	360	360	6	0	6 Month LIBOR	7.188	14.594	7.680	6	31	2.986	1.298	0
3,382,872.12	7.3016	6.7951	360	360	3	0	6 Month LIBOR	6.951	14.034	7.253	6	33	3.000	1.247	12
1,571,382.31	7.6338	7.1273	360	360	5	0	6 Month LIBOR	7.076	14.235	7.517	6	31	3.000	1.226	24
500,743.78	7.7922	7.2857	360	360	4	0	6 Month LIBOR	7.542	14.792	7.792	6	32	3.000	1.327	30
192,319.09	5.4000	4.8935	360	360	2	0	6 Month LIBOR	4.650	11.400	4.650	6	34	3.000	1.000	35
38,977,956.06	7.4232	6.9167	360	360	4	0	6 Month LIBOR	7.080	14.246	7.376	6	32	2.997	1.278	36
464,401.32	7.1734	6.6669	360	360	3	0	6 Month LIBOR	4.983	12.662	4.983	6	57	4.024	1.000	0
203,840.86	7.2500	6.7435	360	360	1	0	6 Month LIBOR	6.500	13.250	6.500	6	59	3.000	1.000	12
1,992,253.34	6.2331	5.7266	360	360	1	0	6 Month LIBOR	5.626	12.017	6.128	6	59	3.433	1.000	36
425,437.99	8.0274	7.5209	360	360	3	0	6 Month LIBOR	4.277	13.027	4.277	6	57	5.000	1.000	6
670,671.26	6.4833	5.9768	360	360	2	0	6 Month LIBOR	6.233	12.483	6.483	6	4	2.000	1.000	24
318,061.42	5.0000	4.4935	360	360	6	0	6 Month LIBOR	3.000	11.000	5.000	6	6	1.000	1.000	36

Note: a) Minimum rate is the margin where the minimum rate is zero

b) Initial periodic rate cap is a nonzero weighted average

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Adjustable Rate Mortgage Loans (continued)

Principal Balance($)	Mortgage Interest Rate (%)	Net Mortgage Interest Rate (%)	Original Term (months)	Original Amortization Term (Less Interest- Only Term) (months)	Loan Age (months)	Original Interest Only Term (months)	Index	Gross Margin(%)	Lifetime Cap(%)	Lifetime Floor(%)	Rate Adjustment Frequency (months)	Next Adjustment Date (months)	Initial Rate Cap (%)	Periodic Rate Cap (%)	Prepayment Term (months)
491,896.71	6.1748	5.6683	360	360	3	0	6 Month LIBOR	5.925	12.175	6.175	6	3	2.000	1.000	60
62,148.07	9.0000	8.4935	360	360	77	0	1 Year Treasury	6.000	15.875	2.875	6	1	2.000	1.000	0
241,799.97	6.2500	5.7435	360	240	4	120	1 Year LIBOR	2.250	11.250	2.250	12	116	5.000	2.000	36
475,800.00	6.5000	5.9935	360	240	3	120	1 Year LIBOR	2.250	11.500	2.250	12	81	5.000	2.000	0
713,873.00	5.7546	5.2481	360	279	4	81	1 Year LIBOR	3.000	11.755	4.449	12	8	2.000	2.000	36
8,868,436.29	7.0626	6.5561	360	290	3	70	6 Month LIBOR	5.834	13.108	6.004	6	21	2.988	1.068	0
18,333,247.49	6.6900	6.1835	360	292	2	68	6 Month LIBOR	5.904	12.611	6.240	6	22	3.000	1.033	12
140,574,169.27	6.5298	6.0233	360	296	2	64	6 Month LIBOR	5.873	12.530	6.290	6	22	3.000	1.029	24
344,000.00	6.5000	5.9935	360	300	4	60	6 Month LIBOR	6.250	13.500	6.500	6	20	3.000	1.000	25
218,499.99	7.4000	6.8935	360	300	3	60	6 Month LIBOR	5.900	13.400	5.900	6	21	3.000	1.000	30
7,769,575.82	6.2600	5.7535	360	298	2	62	6 Month LIBOR	5.565	12.302	5.580	6	22	3.000	1.010	36
2,786,450.00	7.1206	6.6141	360	244	2	116	6 Month LIBOR	3.449	12.251	3.270	6	22	3.000	1.000	6
1,681,549.98	6.3712	5.8647	360	300	2	60	6 Month LIBOR	6.121	12.371	6.371	6	22	3.000	1.000	60
1,410,864.14	6.7183	6.2118	360	300	4	60	6 Month LIBOR	6.410	13.602	6.631	6	32	3.000	1.397	0
1,140,075.00	6.3966	5.8901	360	300	2	60	6 Month LIBOR	5.952	12.590	6.021	6	34	3.000	1.096	12
1,843,400.00	6.6145	6.1080	360	298	2	62	6 Month LIBOR	5.940	13.065	6.202	6	34	3.000	1.093	24
216,400.00	6.7500	6.2435	360	300	4	60	6 Month LIBOR	6.500	13.750	6.750	6	32	3.000	1.500	30
21,081,749.34	6.3093	5.8028	360	297	2	63	6 Month LIBOR	5.608	12.521	5.896	6	34	2.953	1.102	36
180,000.00	6.5000	5.9935	360	240	3	120	6 Month LIBOR	2.750	12.500	2.750	6	33	3.000	1.000	60
1,857,201.00	6.8326	6.3261	360	249	2	111	6 Month LIBOR	3.278	12.351	3.459	6	58	4.775	1.271	0
308,000.00	5.6250	5.1185	360	300	11	60	6 Month LIBOR	3.500	11.625	3.500	6	49	6.000	2.000	12
1,708,270.99	6.5172	6.0107	360	257	3	103	6 Month LIBOR	2.809	11.785	4.034	6	57	5.032	1.268	24
11,315,893.24	6.2211	5.7146	360	266	2	94	6 Month LIBOR	3.890	12.045	4.856	6	58	4.150	1.234	36
168,000.00	6.8750	6.3685	360	240	3	120	6 Month LIBOR	2.750	11.875	2.750	6	57	5.000	1.000	60
1,566,215.01	5.2397	4.7332	360	240	3	120	6 Month LIBOR	3.024	11.240	4.535	6	3	1.000	1.000	36
Note :	a)	Minimum rate is the margin where the minimum rate is zero
	b)	Initial periodic rate cap is a nonzero weighted average

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Fixed Rate Mortgage Loans (continued)

Principal Balance($)	Mortgage Interest Rate (%)	Net Mortgage Interest Rate(%)	Original Term (months)	Original Amortization Term (Less Interest- Only Term) (months)	Loan Age (months)	Original Interest Only Term (months)	Prepayment Term (months)
62,843.45	7.0000	6.4935	120	230	78	0	0
276,286.99	8.3694	7.8629	120	360	13	0	0
135,132.18	7.0000	6.4935	120	373	18	0	0
926,695.46	9.5454	9.0389	180	356	75	0	0
142,469.23	7.8176	7.3111	180	360	7	0	36
61,992.14	8.0000	7.4935	240	360	67	0	0
77,456.99	7.0300	6.5235	360	381	75	0	0
229,842.55	7.3900	6.8835	360	480	2	0	36
70,762.05	9.9000	9.3935	60	360	4	0	0
364,475.35	7.9453	7.4388	112	112	16	0	0
104,048.78	5.9900	5.4835	120	120	3	0	36
1,887,057.34	7.5337	7.0272	174	174	37	0	0
99,022.08	6.7500	6.2435	180	180	3	0	36
543,176.68	7.4919	6.9854	231	231	34	0	0
114,211.19	8.0000	7.4935	240	240	4	0	12
840,469.81	6.1414	5.6349	240	240	7	0	36
438,756.17	8.2186	7.7121	280	280	17	0	0
102,673.36	6.2500	5.7435	300	300	2	0	60
17,714,245.17	7.5919	7.0854	358	358	33	0	0
1,434,750.30	6.5384	6.0319	360	360	5	0	12
1,818,388.86	7.7720	7.2655	360	360	4	0	24
19,207,888.91	7.0950	6.5885	360	360	4	0	36
2,789,516.86	6.7578	6.2513	360	360	5	0	60
58,896.70	7.1503	6.6438	59	59	7	0	0
169,600.00	7.2500	6.7435	360	240	3	120	0
380,000.00	7.6000	7.0935	360	300	1	60	12
1,917,480.07	6.5453	6.0388	360	280	4	80	36
1,744,899.99	6.7144	6.2079	360	300	2	60	60
10,476,668.15	10.6415	10.1350	180	360	4	0	0
3,615,389.90	10.4853	9.9788	180	360	3	0	12
13,328,508.59	10.3296	9.8231	180	360	3	0	24
74,466.27	9.9990	9.4925	180	360	4	0	30
5,215,727.84	10.4595	9.9530	180	360	4	0	36
19,485.35	9.0000	8.4935	180	360	1	0	6
1,495,106.60	9.8658	9.3593	180	360	4	0	60
78,213.04	12.9275	12.4210	108	108	69	0	0
314,961.62	12.0981	11.5916	180	180	48	0	0
49,656.23	7.3113	6.8048	180	180	4	0	12
149,718.37	9.7844	9.2779	180	180	3	0	24
38,355.36	10.7500	10.2435	180	180	5	0	30
56,660.97	10.4000	9.8935	180	180	4	0	36
11,916.59	13.6500	13.1435	180	180	4	0	60
706,351.99	10.7170	10.2105	240	240	13	0	0
116,384.41	10.8425	10.3360	240	240	4	0	12
90,158.72	9.2112	8.7047	240	240	6	0	24
132,296.14	10.1009	9.5944	240	240	4	0	36
79,011.76	10.8086	10.3021	240	240	4	0	60
118,739.98	13.2190	12.7125	300	300	80	0	0
388,056.84	11.3669	10.8604	360	360	7	0	0
176,688.38	10.9356	10.4291	360	360	3	0	12
133,662.34	10.5006	9.9941	360	360	3	0	24
1,073,134.73	10.4228	9.9163	360	360	4	0	36

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Senior Certificates Hypothetical Net WAC Cap Table

Period	Payment Date	Net WAC Cap (%) (1)	Net WAC Cap (%) (2)	Period	Payment Date	Net WAC Cap (%) (1)	Net WAC Cap (%) (2)

1	10/25/2005	6.813	6.813	38	11/25/2008	9.501	10.574
2	11/25/2005	6.813	6.813	39	12/25/2008	9.555	10.673
3	12/25/2005	6.812	6.813	40	1/25/2009	9.556	10.877
4	1/25/2006	6.818	6.818	41	2/25/2009	9.574	11.241
5	2/25/2006	6.822	6.822	42	3/25/2009	9.570	11.235
6	3/25/2006	6.823	6.823	43	4/25/2009	9.567	11.226
7	4/25/2006	6.826	6.826	44	5/25/2009	9.563	11.246
8	5/25/2006	6.829	6.829	45	6/25/2009	9.559	11.335
9	6/25/2006	6.835	6.836	46	7/25/2009	9.556	11.335
10	7/25/2006	6.844	6.845	47	8/25/2009	9.552	11.376
11	8/25/2006	6.852	6.853	48	9/25/2009	9.548	11.366
12	9/25/2006	6.859	6.860	49	10/25/2009	9.544	11.355
13	10/25/2006	6.867	6.868	50	11/25/2009	9.541	11.375
14	11/25/2006	6.874	6.876	51	12/25/2009	9.537	11.454
15	12/25/2006	6.882	6.883	52	1/25/2010	9.533	11.451
16	1/25/2007	6.891	6.896	53	2/25/2010	9.529	11.488
17	2/25/2007	6.900	6.905	54	3/25/2010	9.525	11.476
18	3/25/2007	6.940	6.956	55	4/25/2010	9.521	11.465
19	4/25/2007	6.948	6.965	56	5/25/2010	9.517	11.454
20	5/25/2007	6.956	6.974	57	6/25/2010	9.513	11.442
21	6/25/2007	6.999	7.019	58	7/25/2010	9.512	11.454
22	7/25/2007	7.663	7.691	59	8/25/2010	9.547	11.546
23	8/25/2007	8.787	8.832	60	9/25/2010	9.556	11.547
24	9/25/2007	8.802	8.865	61	10/25/2010	9.552	11.535
25	10/25/2007	8.815	8.879	62	11/25/2010	9.548	11.522
26	11/25/2007	8.832	8.896	63	12/25/2010	9.543	11.510
27	12/25/2007	8.848	8.920	64	1/25/2011	9.539	11.499
28	1/25/2008	8.940	9.166	65	2/25/2011	9.535	11.514
29	2/25/2008	9.111	9.552	66	3/25/2011	9.531	11.505
30	3/25/2008	9.126	9.583	67	4/25/2011	9.526	11.492
31	4/25/2008	9.140	9.598	68	5/25/2011	9.522	11.479
32	5/25/2008	9.228	9.685	69	6/25/2011	9.522	11.471
33	6/25/2008	9.475	9.946	70	7/25/2011	9.531	11.474
34	7/25/2008	9.510	10.209	71	8/25/2011	9.541	11.487
35	8/25/2008	9.673	10.740	72	9/25/2011	9.551	11.495
36	9/25/2008	9.690	10.773	73	10/25/2011	9.562	11.500
37	10/25/2008	9.708	10.791	74	11/25/2011	9.573	11.505

(1)	Assumes no losses, 10% cleanup call, 100% PPC on the Adjustable Rate Mortgage Loans, 23% HEP on the Fixed Rate Mortgage Loans and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR and 1 Year CMT remain constant at 3.830%, 4.110%, 4.270% and 4.071%, respectively.
(2)	Assumes no losses, 10% cleanup call, 100% PPC on the Adjustable Rate Mortgage Loans, 23% HEP on the Fixed Rate Mortgage Loans and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR and 1 Year CMT remain constant at 3.830%, 4.110%, 4.270% and 4.071% in period 1, respectively, and then all increase to 20.00% thereafter.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Mezzanine Certificates Hypothetical Net WAC Cap Table

Period	Payment Date	Net WAC Cap (%) (1)	Net WAC Cap (%) (2)	Period	Payment Date	Net WAC Cap (%) (1)	Net WAC Cap (%) (2)

1	10/25/2005	8.176	8.176	38	11/25/2008	9.194	10.233
2	11/25/2005	6.593	10.000	39	12/25/2008	9.555	10.673
3	12/25/2005	6.812	10.000	40	1/25/2009	9.247	10.526
4	1/25/2006	6.598	10.000	41	2/25/2009	9.265	10.879
5	2/25/2006	6.602	10.000	42	3/25/2009	10.254	12.037
6	3/25/2006	7.311	10.000	43	4/25/2009	9.258	10.864
7	4/25/2006	6.606	10.000	44	5/25/2009	9.563	11.246
8	5/25/2006	6.829	10.000	45	6/25/2009	9.251	10.969
9	6/25/2006	6.614	10.000	46	7/25/2009	9.556	11.335
10	7/25/2006	6.844	10.000	47	8/25/2009	9.244	11.009
11	8/25/2006	6.631	10.000	48	9/25/2009	9.240	10.999
12	9/25/2006	6.638	10.000	49	10/25/2009	9.544	11.355
13	10/25/2006	6.867	10.000	50	11/25/2009	9.233	11.008
14	11/25/2006	6.652	10.000	51	12/25/2009	9.537	11.454
15	12/25/2006	6.882	10.000	52	1/25/2010	9.226	11.082
16	1/25/2007	6.668	10.000	53	2/25/2010	9.222	11.117
17	2/25/2007	6.677	10.000	54	3/25/2010	10.206	12.296
18	3/25/2007	7.435	10.000	55	4/25/2010	9.214	11.095
19	4/25/2007	6.724	10.000	56	5/25/2010	9.517	11.454
20	5/25/2007	6.956	10.000	57	6/25/2010	9.206	11.073
21	6/25/2007	6.773	10.000	58	7/25/2010	9.512	11.454
22	7/25/2007	7.663	10.000	59	8/25/2010	9.239	11.173
23	8/25/2007	8.504	10.000	60	9/25/2010	9.248	11.174
24	9/25/2007	8.519	10.000	61	10/25/2010	9.552	11.535
25	10/25/2007	8.815	10.000	62	11/25/2010	9.240	11.151
26	11/25/2007	8.547	10.000	63	12/25/2010	9.543	11.510
27	12/25/2007	8.848	10.000	64	1/25/2011	9.231	11.128
28	1/25/2008	8.652	10.000	65	2/25/2011	9.227	11.142
29	2/25/2008	8.818	10.000	66	3/25/2011	10.211	12.327
30	3/25/2008	9.440	10.000	67	4/25/2011	9.219	11.121
31	4/25/2008	8.845	10.000	68	5/25/2011	9.522	11.479
32	5/25/2008	9.228	10.000	69	6/25/2011	9.215	11.101
33	6/25/2008	9.169	10.000	70	7/25/2011	9.531	11.474
34	7/25/2008	9.510	10.209	71	8/25/2011	9.233	11.116
35	8/25/2008	9.361	10.393	72	9/25/2011	9.243	11.124
36	9/25/2008	9.377	10.426	73	10/25/2011	9.562	11.500
37	10/25/2008	9.708	10.791	74	11/25/2011	9.264	11.134

(1)	Assumes no losses, 10% cleanup call, 100% PPC on the Adjustable Rate Mortgage Loans, 23% HEP on the Fixed Rate Mortgage Loans and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR and 1 Year CMT remain constant at 3.830%, 4.110%, 4.270% and 4.071%, respectively.
(2)	Assumes no losses, 10% cleanup call, 100% PPC on the Adjustable Rate Mortgage Loans, 23% HEP on the Fixed Rate Mortgage Loans and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR and 1 Year CMT remain constant at 3.830%, 4.110%, 4.270% and 4.071% in period 1, respectively, and then all increase to 20.00% thereafter. The values indicated include proceeds from the Cap Contract, although such proceeds are excluded from the calculation of the Net WAC Cap described herein.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Cap Contract Schedule

Period	Beginni ng Accrual	Ending Accrual	Balance ($)	Lower Collar (%)	Upper Collar (%)

1	09/30/05	10/25/05	86,444,000	7.616	9.440
2	10/25/05	11/25/05	86,444,000	6.033	9.440
3	11/25/05	12/25/05	86,444,000	6.253	9.440
4	12/25/05	01/25/06	86,444,000	6.038	9.440
5	01/25/06	02/25/06	86,444,000	6.042	9.440
6	02/25/06	03/25/06	86,444,000	6.751	9.440
7	03/25/06	04/25/06	86,444,000	6.046	9.440
8	04/25/06	05/25/06	86,444,000	6.269	9.440
9	05/25/06	06/25/06	86,444,000	6.055	9.440
10	06/25/06	07/25/06	86,444,000	6.285	9.440
11	07/25/06	08/25/06	86,444,000	6.072	9.440
12	08/25/06	09/25/06	86,444,000	6.079	9.440
13	09/25/06	10/25/06	86,444,000	6.308	9.440
14	10/25/06	11/25/06	86,444,000	6.094	9.440
15	11/25/06	12/25/06	86,444,000	6.323	9.440
16	12/25/06	01/25/07	86,444,000	6.113	9.440
17	01/25/07	02/25/07	86,444,000	6.122	9.440
18	02/25/07	03/25/07	86,444,000	6.893	9.440
19	03/25/07	04/25/07	86,444,000	6.180	9.440
20	04/25/07	05/25/07	86,444,000	6.414	9.440
21	05/25/07	06/25/07	86,444,000	6.232	9.440
22	06/25/07	07/25/07	86,444,000	7.131	9.440
23	07/25/07	08/25/07	86,444,000	7.987	9.440
24	08/25/07	09/25/07	86,444,000	8.019	9.440
25	09/25/07	10/25/07	86,444,000	8.319	9.440
26	10/25/07	11/25/07	86,444,000	8.049	9.440
27	11/25/07	12/25/07	86,444,000	8.360	9.440
28	12/25/07	01/25/08	86,444,000	8.310	9.440
29	01/25/08	02/25/08	86,444,000	8.683	9.440
30	02/25/08	03/25/08	86,444,000	9.354	9.440
31	03/25/08	04/25/08	86,444,000	8.728	9.440
32	04/25/08	05/25/08	86,444,000	9.125	9.440
33	05/25/08	06/25/08	86,444,000	9.065	9.440

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Yield Table (To Call)

Prepayment Speed		0%	80%	100%	150%	200%

AF-1
Price	99.99955%	4.83	4.57	4.52	4.40	4.27

	WAL	15.36	1.18	1.00	0.72	0.57
	Mod Durn	10.27	1.12	0.95	0.69	0.55
Principal Window		Oct05 - Jun28	Oct05 - Oct07	Oct05 - Jul07	Oct05 - Jan07	Oct05 - Sep06

AF-2
Price	99.99975%	4.83	4.72	4.69	4.63	4.55

	WAL	24.69	2.47	2.00	1.48	1.11
	Mod Durn	14.15	2.28	1.87	1.40	1.05
Principal Window		Jun28 - Feb32	Oct07 - Jul08	Jul07 - Dec07	Jan07 - May07	Sep06 - Dec06

AF-3
Price	99.99991%	5.13	5.07	5.03	4.95	4.90

	WAL	28.01	5.19	3.19	1.84	1.46
	Mod Durn	14.60	4.40	2.86	1.71	1.37
Principal Window		Feb32 - Jun34	Jul08 - Jul13	Dec07 - Nov11	May07 - Oct07	Dec06 - May07

AF-4
Price	99.99909%	5.10	5.07	5.07	4.97	4.93

	WAL	14.49	6.44	5.83	2.23	1.74
	Mod Durn	9.78	5.34	4.92	2.06	1.63
Principal Window		Oct08 - Jun34	Mar09 - Jul13	Jan10 - Nov11	Oct07 - Mar08	May07 - Jul07

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Discount Margin Table (To Call)

Prepayment Speed		0%	80%	100%	150%	200%

M-1
Price	100.00000%	48	48	48	48	48

	WAL	26.45	5.27	4.73	3.44	1.92
	Mod Durn	15.58	4.63	4.24	3.17	1.83
Principal Window		Mar28 - Jun34	Feb09 - Jul13	Sep09 - Nov11	Mar08 - Jun09	Jul07 - Jan08

M-2
Price	100.00000%	51	51	51	51	51

	WAL	26.45	5.24	4.56	3.74	2.32
	Mod Durn	15.53	4.61	4.09	3.43	2.19
Principal Window		Mar28 - Jun34	Jan09 - Jul13	May09 - Nov11	Jun09 - Jun09	Jan08 - Jan08

M-3
Price	100.00000%	53	53	53	53	53

	WAL	26.45	5.23	4.46	3.71	2.32
	Mod Durn	15.49	4.59	4.01	3.40	2.19
Principal Window		Mar28 - Jun34	Dec08 - Jul13	Apr09 - Nov11	Apr09 - Jun09	Jan08 - Jan08

M-4
Price	100.00000%	64	64	64	64	64

	WAL	26.45	5.22	4.41	3.52	2.32
	Mod Durn	15.30	4.57	3.95	3.23	2.19
Principal Window		Mar28 - Jun34	Dec08 - Jul13	Mar09 - Nov11	Jan09 - Jun09	Jan08 - Jan08

M-5
Price	100.00000%	67	67	67	67	67

	WAL	26.45	5.21	4.37	3.36	2.24
	Mod Durn	15.25	4.55	3.92	3.10	2.11
Principal Window		Mar28 - Jun34	Nov08 - Jul13	Feb09 - Nov11	Nov08 - Jun09	Nov07 - Jan08

M-6
Price	100.00000%	71	71	71	71	71

	WAL	26.45	5.21	4.34	3.25	2.14
	Mod Durn	15.18	4.55	3.88	3.00	2.02
Principal Window		Mar28 - Jun34	Nov08 - Jul13	Jan09 - Nov11	Oct08 - Jun09	Oct07 - Jan08

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Yield Table (To Maturity)

Prepayment Speed		0%	80%	100%	150%	200%

AF-1
Price	99.99955%	4.83	4.57	4.52	4.40	4.27

	WAL	15.36	1.18	1.00	0.72	0.57
	Mod Durn	10.27	1.12	0.95	0.69	0.55
Principal Window		Oct05 - Jun28	Oct05 - Oct07	Oct05 - Jul07	Oct05 - Jan07	Oct05 - Sep06

AF-2
Price	99.99975%	4.83	4.72	4.69	4.63	4.55

	WAL	24.69	2.47	2.00	1.48	1.11
	Mod Durn	14.15	2.28	1.87	1.40	1.05
Principal Window		Jun28 - Feb32	Oct07 - Jul08	Jul07 - Dec07	Jan07 - May07	Sep06 - Dec06

AF-3
Price	99.99991%	5.13	5.14	5.06	4.95	4.90

	WAL	28.21	6.13	3.43	1.84	1.46
	Mod Durn	14.64	4.95	3.00	1.71	1.37
Principal Window		Feb32 - Jul35	Jul08 - Aug22	Dec07 - Jan20	May07 - Oct07	Dec06 - May07

AF-4
Price	99.99909%	5.10	5.09	5.15	4.97	4.93

	WAL	14.49	6.75	7.12	2.23	1.74
	Mod Durn	9.78	5.53	5.78	2.06	1.63
Principal Window		Oct08 - Jun35	Mar09 - May22	Jan10 - Nov19	Oct07 - Mar08	May07 - Jul07

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Discount Margin Table (To Maturity)

Prepayment Speed		0%	80%	100%	150%	200%

M-1
Price	100.00000%	48	50	50	57	53

	WAL	26.56	5.85	5.19	5.66	2.55
	Mod Durn	15.61	5.01	4.56	4.92	2.36
Principal Window		Mar28 - Jun35	Feb09 - May20	Sep09 - Sep17	Mar08 - Aug14	Jul07 - Oct11

M-2
Price	100.00000%	51	53	53	56	60

	WAL	26.56	5.82	5.01	4.69	3.70
	Mod Durn	15.56	4.97	4.41	4.21	3.39
Principal Window		Mar28 - Jun35	Jan09 - Apr20	May09 - Mar17	Sep09 - Nov12	Sep08 - Aug10

M-3
Price	100.00000%	53	55	55	55	58

	WAL	26.56	5.78	4.89	4.04	2.84
	Mod Durn	15.52	4.95	4.31	3.67	2.65
Principal Window		Mar28 - May35	Dec08 - Aug19	Apr09 - Sep16	Apr09 - Jul12	Mar08 - Mar10

M-4
Price	100.00000%	64	66	66	66	67

	WAL	26.56	5.76	4.83	3.78	2.56
	Mod Durn	15.33	4.91	4.25	3.44	2.40
Principal Window		Mar28 - May35	Dec08 - Feb19	Mar09 - Apr16	Jan09 - Mar12	Jan08 - Dec09

M-5
Price	100.00000%	67	69	69	69	69

	WAL	26.56	5.72	4.77	3.61	2.41
	Mod Durn	15.28	4.88	4.20	3.30	2.26
Principal Window		Mar28 - May35	Nov08 - Sep18	Feb09 - Nov15	Nov08 - Dec11	Nov07 - Oct09

M-6
Price	100.00000%	71	73	73	73	73

	WAL	26.55	5.69	4.72	3.49	2.30
	Mod Durn	15.21	4.86	4.15	3.19	2.17
Principal Window		Mar28 - Apr35	Nov08 - Feb18	Jan09 - Jun15	Oct08 - Sep11	Oct07 - Aug09

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, at which the referenced Class first incurs a writedown. Calculations are run to maturity at both static (1ML =3.830%, 6ML = 4.110%, 1YL=4.270% and 1YCMT=4.071%) and forward curves (shown in the graph below), and at varying loss severity percentages.
Other assumptions include: (1) prepayment speedis 100% of the Pricing Speed, (2) 0 month lag from default to loss, and (3) triggers fail (i.e., no stepdown):

		Static LIBOR			Forward LIBOR
		35% Loss Severity	45% Loss Severity	55% Loss Severity	35% Loss Severity	45% Loss Severity	55% Loss Severity

Class M-1	CDR Break	39.214%	27.655%	21.379%	38.869%	27.414%	21.197%
	Cum Loss	21.53%	22.46%	23.13%	21.42%	22.34%	23.00%

Class M-2	CDR Break	31.525%	22.858%	17.941%	31.114%	22.559%	17.710%
	Cum Loss	18.95%	19.81%	20.42%	18.80%	19.64%	20.23%

Class M-3	CDR Break	26.868%	19.816%	15.708%	26.433%	19.492%	15.449%
	Cum Loss	17.15%	17.95%	18.51%	16.97%	17.74%	18.28%

Class M-4	CDR Break	23.682%	17.672%	14.102%	23.226%	17.330%	13.828%
	Cum Loss	15.78%	16.53%	17.05%	15.58%	16.29%	16.79%

Class M-5	CDR Break	20.839%	15.715%	12.618%	20.370%	15.359%	12.333%
	Cum Loss	14.46%	15.15%	15.63%	14.23%	14.89%	15.35%

Class M-6	CDR Break	18.574%	14.122%	11.399%	18.097%	13.759%	11.102%
	Cum Loss	13.33%	13.96%	14.41%	13.08%	13.69%	14.11%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Excess Spread

The table below displays excess spread in bps. Calculations are run to maturity at both static LIBOR (1ML =3.830%, 6ML = 4.110%, 1YL=4.270% and 1YCMT=4.071%) and forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the certificates, divided by (y) the aggregate principal balance of the certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 100% of Pricing Speed, (2) no defaults and no losses:

Period	Excess Spread in bps (Static LIBOR)	Excess Spread in bps (Forward LIBOR)
Avg yr1	194	187
Avg yr2	236	222
Avg yr3	421	411
Avg yr4	466	459
Avg yr5	454	459

Period	Excess Spread in bps (Static LIBOR)	1 Month Forward LIBOR	6 Month Forward LIBOR	12 Month Forward LIBOR	12 Month Forward CMT	Excess Spread in bps (Forward LIBOR)
1	207	3.830%	4.110%	4.270%	4.071%	207
2	190	3.913%	4.170%	4.309%	4.129%	189
3	193	4.08%0	4.229%	4.344%	4.168%	189
4	191	4.167%	4.263%	4.365%	4.185%	184
5	191	4.191%	4.284%	4.380%	4.180%	184
6	200	4.210%	4.303%	4.394%	4.155%	193
7	191	4.239%	4.319%	4.405%	4.114%	183
8	194	4.263%	4.331%	4.415%	4.064%	185
9	191	4.280%	4.341%	4.422%	4.008%	182
10	195	4.292%	4.349%	4.425%	3.952%	185
11	192	4.300%	4.357%	4.424%	3.898%	182
12	193	4.306%	4.365%	4.419%	3.850%	182
13	197	4.312%	4.371%	4.415%	3.810%	186
14	193	4.318%	4.378%	4.414%	3.779%	182
15	198	4.328%	4.382%	4.415%	3.759%	186
16	194	4.339%	4.381%	4.419%	3.749%	181
17	195	4.346%	4.370%	4.423%	3.749%	181
18	211	4.346%	4.353%	4.427%	3.759%	198
19	199	4.349%	4.338%	4.430%	3.778%	185
20	204	4.346%	4.328%	4.431%	3.805%	189
21	203	4.319%	4.326%	4.431%	3.838%	188
22	273	4.274%	4.335%	4.432%	3.877%	260
23	380	4.248%	4.354%	4.437%	3.918%	367
24	380	4.255%	4.379%	4.445%	3.960%	366
25	386	4.294%	4.402%	4.454%	3.999%	370
26	381	4.336%	4.414%	4.463%	4.032%	363
27	388	4.368%	4.415%	4.470%	4.059%	369
28	391	4.389%	4.409%	4.477%	4.080%	375
29	409	4.396%	4.398%	4.482%	4.095%	402
30	424	4.387%	4.389%	4.487%	4.105%	418
31	412	4.364%	4.384%	4.491%	4.110%	405
32	428	4.343%	4.389%	4.495%	4.112%	422
33	446	4.330%	4.403%	4.498%	4.110%	438
34	457	4.328%	4.423%	4.502%	4.107%	450
35	466	4.338%	4.444%	4.506%	4.102	459
36	468	4.361%	4.463%	4.510%	4.095%	459
37	479	4.395%	4.476%	4.515%	4.089%	467

Period	Excess Spread in bps (Static LIBOR)	1 Month Forward LIBOR	6 Month Forward LIBOR	12 Month Forward LIBOR	12 Month Forward CMT	Excess Spread in bps (Forward LIBOR)
38	451	4.425%	4.478%	4.520%	4.083%	437
39	469	4.445%	4.471%	4.525%	4.078%	457
40	462	4.454%	4.458%	4.531%	4.073%	450
41	464	4.451%	4.444%	4.537%	4.069%	455
42	488	4.434%	4.433%	4.543%	4.066%	483
43	463	4.406%	4.429%	4.550%	4.063%	457
44	469	4.383%	4.437%	4.557%	4.061%	466
45	460	4.371%	4.455%	4.564%	4.060%	458
46	466	4.371%	4.479%	4.572%	4.060%	466
47	458	4.385%	4.506%	4.580%	4.060%	459
48	457	4.413%	4.530%	4.589%	4.062%	457
49	462	4.453%	4.547%	4.597%	4.065%	462
50	454	4.489%	4.553%	4.605%	4.069%	453
51	458	4.514%	4.550%	4.613%	4.074%	460
52	451	4.527%	4.541%	4.621%	4.080%	453
53	450	4.527%	4.530%	4.629%	4.087%	454
54	466	4.514%	4.521%	4.637%	4.095%	473
55	449	4.489%	4.520%	4.645%	4.104%	454
56	454	4.469%	4.531%	4.653%	4.113%	461
57	448	4.460%	4.550%	4.661%	4.124%	454
58	454	4.463%	4.575%	4.669%	4.135%	461
59	452	4.479%	4.602%	4.677%	4.147%	461
60	452	4.508%	4.626%	4.685%	4.158%	461
61	458	4.548%	4.643%	4.691%	4.169%	466
62	452	4.584%	4.649%	4.697%	4.180%	457
63	457	4.608%	4.645%	4.703%	4.190%	463
64	451	4.621%	4.636%	4.707%	4.200%	457
65	450	4.621%	4.624%	4.712%	4.209%	457
66	466	4.607%	4.615%	4.716%	4.219%	477
67	449	4.583%	4.611%	4.721%	4.229%	458
68	455	4.563%	4.617%	4.727%	4.240%	464
69	449	4.553%	4.631%	4.732%	4.252%	458
70	456	4.553%	4.650%	4.739%	4.264%	466
71	452	4.564%	4.671%	4.746%	4.276%	462
72	453	4.586%	4.690%	4.754%	4.289%	462
73	460	4.618%	4.703%	4.762%	4.303%	468
74	455	4.646%	4.708%	4.770%	4.317%	462

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.